DUNHAM FUNDS

Dunham Loss Averse Equity Income Fund

Class A (DAAVX)

Class C (DCAVX)

Class N (DNAVX)

Supplement dated September 25, 2014 to the Prospectus dated February 28, 2014

The following supersedes any contrary information contained in the current Prospectus and Summary Prospectus.

Effective October 1, 2014, Mellon Capital Management Corporation (“Mellon” or “Sub-Adviser”) replaces PVG Asset Management Corporation (“PVG”) as sub-adviser to the Dunham Loss Averse Equity Income Fund, which will be re-named the Dunham Dynamic Macro Fund (the “Fund”).  Also, effective October 1, 2014, the index used to calculate the Sub-Adviser’s performance fee is the IndexIQ IQ Hedge Global Macro Beta Index.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 17 of the Prospectus and page 1 of the Summary Prospectus.  The table describing the expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.94%	0.94%	0.94%
Acquired Fund Fees and Expenses(2)	1.35%	1.35%	1.35%
Total Annual Fund Operating Expenses	3.94%	4.69%	3.69%

(1)

Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective October 1, 2014.  Actual Sub-Advisory fees may be higher or lower depending on Fund performance.  The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 75 bps (0.75%) and can range from 0.40% to 1.10%, depending on the effect of performance fees.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$948	$1,707	$2,482	$4,491
Class C	$470	$1,414	$2,363	$4,763
Class N	$371	$1,129	$1,906	$3,941

The information contained in the sections entitled “Sub-Adviser” and “Sub-Adviser Portfolio Manager” beginning on page 4 of the Summary Prospectus and page 20 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser:  Mellon Capital Management Corporation

Sub-Adviser Portfolio Manager: Investment decisions for the Fund are made by the Global Asset Allocation Team of the Sub-Adviser, consisting of Vassilis Dagioglu, James Stavena and Torrey Zaches, each of whom serves as a primary portfolio manager of the Fund. Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser since 1999 and 1998, respectively. Mr. Zaches is a Director and has served at the Sub-Adviser since 1998.

The portion of the table following the section entitled “MANAGEMENT” on page 77 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Dynamic Macro Fund	1.05% – 1.75%	0.65%	0.40% - 1.10%

The information describing PVG on pages 83 and 84 of the Prospectus is deleted in its entirety and replaced with the following:

Dunham Dynamic Macro Fund

Mellon Capital Management Corporation (“Mellon”), located at 50 Fremont Street, Suite 3900, San Francisco, California, 94105, serves as the Sub-Adviser for the Dunham Dynamic Macro Fund. The Sub-Adviser had approximately $354.7 billion under management, as of December 31, 2013. Security selection for the Dunham Dynamic Macro Fund is made by a team that consists of portfolio managers. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Dynamic Macro Fund are Vassilis Dagioglu, James Stavena and Torrey Zaches.

This Supplement supersedes and replaces any contradictory prior supplements to the Fund's Prospectus and Statement of Additional Information. You should read this Supplement in conjunction with the Prospectus dated February 28, 2014, as amended, and Statement of Additional Information dated February 28, 2014, as amended and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at 1-800-442-4358.